Acquisitions and Other Business Activities	12 Months Ended
Dec. 31, 2015
Acquisitions and Other Business Activities [Abstract]
Acquisitions and Other Business Activities

Note 2. Acquisitions and Other Business Activities

Year ended December 31, 2015

Transaction in China

On February 10, 2015, the Company acquired in consideration for cash certain assets and assumed certain liabilities of Intelligent CAD/CAM Technology Ltd., a Hong Kong company. This acquisition is expected to enable the Company to expand its operations in the Chinese market.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

New Facility in Israel

In April 2015, the Company purchased the rights to land and a new building under construction in Rehovot, Israel (the “new Rehovot Property”) for total consideration of approximately $39 million. The new Rehovot Property includes 11,200 square meters (approximately 121,000 square feet) of new building space under construction and additional building rights for 36,000 square meters (approximately 387,500 square feet). The new Rehovot Property will house the Company's Israeli headquarters, research and development facilities and certain marketing activities.

Restructuring plan

In April 2015, the Company initiated certain restructuring actions that are intended to focus efforts on adjusting its cost and operating structure to better align with the current market environment, improving and iterating products,, developing new 3D printing solutions and expanding its presence in the market. These restructuring actions included a reduction in the Company's global workforce, consolidation of certain facilities, closing of three retail stores and other actions designed to streamline the Company's operations and better position itself for market penetration.

During 2015 the Company incurred restructuring charges of $26.2 million, including $10.4 million charges related to workforce reductions and $15.8 million charges related to facilities consolidation (primarily MakerBot's facilities), impairments of associated long-lived assets and other related costs. $9.9 million $1.5 million and $14.8 million of these restructuring charges were included in cost of sales, research and development, net and selling, general and administrative expenses, respectively.

RTC Rapid Technologies Transaction

On July 1, 2015 the Company acquired in consideration for cash 100% of the outstanding shares of RTC Rapid Technologies GmbH (“RTC”), which is a key channel partner in Germany. This acquisition is expected to strengthen the Company's presence in Germany, Switzerland and Austria, and enable the Company to offer full suite of Stratasys 3D printing solutions and services to the installed base of RTC.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Termination of Credit Facility

In September 2015, the Company terminated its $250 million five-year revolving credit facility under the credit agreement, dated November 7, 2013, with Bank of America, N.A., or BofA, as administrative agent and swing line lender, and the other lenders party thereto (the “Revolving Credit Facility”). In connection with the termination of the Revolving Credit Facility, the Company repaid all of its outstanding short-term debt thereunder, in an amount of approximately $175 million. That payment was made from the Company's available cash balances. As a result of the termination of its short-term debt under the Revolving Credit Facility, the Company has recorded an additional financial expense of $2.7 million which included write-off of unamortized deferred issuance costs and fees paid for certain creditors and other third parties. The termination of the Company's Revolving Credit Facility was executed as part of the Company's assessment of its policies with respect to its working capital and cash management and will enable the Company to reduce its future interest expenses.

Year ended December 31, 2014

Solid Concepts Transaction

On July 14, 2014 (the “Solid Concepts transaction date”), the Company completed the acquisition of 100% of the outstanding shares of Solid Concepts Inc. (“Solid Concepts”), an independent additive manufacturing service bureau for a total consideration of approximately $185.4 million. This transaction has enabled the Company to expand its existing digital manufacturing printed parts services and to create a leading strategic platform to meet a broad range of customers' additive manufacturing needs and provide opportunities to leverage manufacturing services capabilities.

In exchange for 100% of the outstanding shares of Solid Concepts the Company issued 978,601 ordinary shares, paid cash upon closing and was obligated to pay an additional holdback cash payment deferred for six months which was paid in January 2015. In addition, the Company is obligated to pay additional deferred payments in three separate annual installments after the Solid Concepts transaction date (“deferred payments”). Subject to certain requirements for cash payments, the Company retains the discretion to settle the deferred payments in its shares, cash or any combination of the two. The deferred payments are also subject to certain adjustments based on the Company's share price. The first annual installment of the deferred payments was settled during July 2015.

The Solid Concepts transaction is reflected in accordance with ASC Topic 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Solid Concepts stockholders for the Solid Concepts transaction:

U.S. $ in thousands
Issuance of ordinary shares	$97,869
Cash paid upon closing	40,130
Holdback amount	3,839
Deferred payments	43,576
Total fair value of consideration transferred	$185,414

The fair value of the ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date.

The deferred payments are recognized as liabilities at fair value in the Company's consolidated balance sheets and are classified as short-term and long-term obligations in connection with acquisitions. The fair value of the deferred payments was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date, adjusted to reflect a discount for lack of marketability for the applicable periods. The discount for lack of marketability was calculated based on the historical volatility of the Company's share price and thus represents a Level 3 measurement within the fair value hierarchy.

 During July 2015, the Company issued 118,789 ordinary shares valued at $4.1 million and paid cash of $0.9 million to settle the first annual installment of the deferred payments. As of December 31, 2015 the fair value of the remaining deferred payments was $7.0 million. As of December 31, 2015, the total amount of the remaining deferred payments, which does not reflect a discount for lack of marketability, was approximately $8.1 million, based on the Company's share price as of that date.

The fair value of the deferred payments is primarily linked to the Company's share price. An increase of 10% in the Company's share price as of December 31, 2015 would have increased the fair value of the remaining deferred payments by $0.7 million.

In addition, changes in Level 3 inputs that were used in the fair value calculation might change the fair value of the deferred payments. A decrease of 10% in the Company's share price volatility used in the  calculation for discount for lack of marketability as of December 31, 2015 would increase the fair value of the Company's deferred payments liability by approximately $0.2 million.

During the years ended December 31, 2015 and 2014, the Company recorded a gain of $23.7 and $7.9 million, respectively, due to the revaluation of the deferred payments under Change in fair value of obligations in connection with acquisitions in the Company's consolidated statements of operations and comprehensive loss.

Under the terms of the definitive agreement, certain of Solid Concepts' employees may also qualify for retention-related and other payments of $77.0 million, based on the Company's share price as of the Solid Concepts transaction date, of which, $19.6 million was paid in cash upon closing and was expensed as incurred during the third quarter of 2014. The remaining retention payments will be paid in three separate annual installments (“deferred retention payments”). The first annual installment of the deferred retention payments was settled during July 2015.

During July 2015, the Company issued 117,611 ordinary shares valued at $4.1 million and paid cash of $2.8 million to settle the first annual installment of the deferred retention payments. Based on the Company's share price as of December 31, 2015, the total remaining deferred retention payments will amount to approximately $10.0 million.

The Company recorded a gain of $0.1 million and an expense of $13.1 million for the years ended December 31, 2015 and 2014, respectively, due to the deferred retention payments liability.

Subject to certain requirements for cash payments, the Company retains the discretion to settle any of the amounts payable under the definitive agreement in its shares, cash or any combination of the two. These amounts are also subject to certain adjustments based on the Company's share price.

In addition to the payments described above, The Company incurred approximately $2.9 million of costs related to the Solid Concepts transaction that were expensed during 2014. These costs are included in selling, general and administrative costs in the Company's consolidated statements of operations and comprehensive income.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Solid Concepts transaction date. The allocation of the purchase price to assets acquired and liabilities assumed was as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Cash and cash equivalents	$3,225
Accounts receivable	7,995
Inventories	2,391
Other assets	2,962
Property, plant and equipment	13,952
Other intangible assets	38,320
Goodwill	125,433
Total assets acquired	194,278
Accounts payable	3,055
Accrued expenses and other current liabilities	5,290
Total liabilities assumed	8,345
Non controlling interest	519
Net assets acquired	$185,414

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of intangible assets of $38.3 million, which were mainly related to customer relationships. These intangible assets had a weighted average useful life of approximately 6.6 years.

The fair values of the customer relationships were estimated using a discounted cash flow method with the application of the multi-period excess earnings method. Under this method, an intangible asset's fair value is equal to the present value of the incremental after-tax cash flows attributable only to the subject intangible asset after deducting contributory asset charges.

The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets.

During the year ended December 31, 2015, the Company recorded impairment charges of $12.4 million in order to reduce the carrying amount of intangible assets related to customer relationships to their estimated fair value. As a result, the weighted average useful of the intangible assets related to customer relationships was changed to 6.0 years. For further information refer to note 8.

The goodwill recognized as a result of the Solid Concepts transaction is attributable primarily to the strategic and synergistic opportunities in the entry-level portion of the additive manufacturing spectrum, cross-selling synergies, expanded solutions portfolio, assembled workforce and economies of scale. The related goodwill and intangible assets are deductible for tax purposes. During the year ended December 31, 2015, the Company recorded an impairment charge in order to reduce the carrying amount of Solid Concepts' goodwill to its implied fair value. As a result, as of December 31, 2015, there were no remaining goodwill balance assigned to Solid Concepts. For further information refer to note 7.

The unaudited pro forma condensed financial results have been prepared using the acquisition method of accounting and are based on the historical financial information of the Company and Solid Concepts. The unaudited pro forma condensed financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of Solid Concepts occurred on January 1, 2013, or of future results of the combined entities. The unaudited pro forma condensed financial information does not reflect any operating efficiencies and expected realization of cost savings or synergies associated with the acquisition.

Unaudited supplemental pro forma combined results of operations:

	Year ended December 31,
	2014	2013

	(U.S. $ in thousands, except per share data)
Net sales	$785,385	$546,355
Net loss attributable to Stratasys Ltd	(106,924)	(36,259)
Net loss per ordinary share attributable to Stratasys Ltd.- basic and diluted	$(2.12)	$(0.84

Adjustments for the unaudited supplemental pro forma combined results of operations are as follows:

	Year ended December 31,
	2014	2013

	(U.S. $ in thousands)
Adjustments due to amortization of intangibles	$2,261	$6,446
Adjustments due to retention bonuses	(266)	27,982
Adjustments due to expenses related to business combination	(26,012)	(20,697)
Adjustments due to financial expenses related to Solid Concepts debts	(406)	(440)
Taxes related adjustments to the supplemental pro forma	10,513	(755)
	$(13,910)	$12,536

Solid Concepts' results of operations were included in the Company's consolidated statements of operations and comprehensive income loss commencing July 14, 2014. Due to the full integration of Solid Concepts' operations to the Company's direct manufacturing service operations it is impracticable to present the amounts of revenues and earnings of Solid Concepts since the acquisition date in the consolidated statements of operations and comprehensive loss for the period commencing July 14, 2014 through December 31, 2014.

GrabCAD transaction

On September 22, 2014 the Company acquired 100% of the outstanding shares of GrabCAD Inc. (“GrabCAD”), which operates GrabCAD Workbench, a cloud based 3D computer aided-design (“CAD”) collaboration platform enabling engineering teams to manage, share and view CAD files as well as enhancing collaboration tools and improving accessibility relating to 3D CAD content.

GrabCAD is expected to contribute accelerated innovation and increased value to a growing universe of customers seeking to utilize 3D printing solutions in the 3D ecosystem.

Under the terms of the definitive agreement with GrabCAD, certain of GrabCAD's employees may also qualify for certain retention-related payments.

Harvest transaction

On August 1, 2014, the Company acquired 100% of the outstanding shares of Harvest Technologies Inc. (“Harvest”), a specialty additive manufacturing service bureau. The consideration was primarily paid in the Company's shares and the remaining balance will be paid in cash.

This transaction, together with the Solid Concepts transaction is expected to enable the Company to expand its existing digital manufacturing printed parts services and to enhance its expertise in parts production, as well as materials and systems knowhow. Under the terms of the definitive agreement with Harvest, certain of Harvest's employees may also qualify for certain retention-related payments.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

MakerBot Europe transaction

On August 1, 2014 the Company acquired certain assets and liabilities of HAFNER'S BÜRO, which is MakerBot's reseller in Germany. This acquisition will enable the Company to expand its desktop 3D printing operations throughout the European market.

The Company accounted for this transaction as a business combination. The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Interfacial Solutions transaction

In April 2014, the Company acquired certain assets and liabilities of Interfacial Solutions LLC (“Interfacial Solutions”), a privately held provider of thermoplastics research and development and production services. This transaction is designed to strengthen the Company's materials research and development skills and enable it to become vertically integrated in material development and manufacturing and also increase materials production space and capacity.

The Company accounted for this transaction as a business combination. The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Year ended December 31,  2013

MakerBot transaction

On August 15, 2013 (the “MakerBot transaction date”) the Company acquired privately held Cooperation Technology Corporation (“MakerBot”) for an aggregate purchase price of $493.7 million (the “MakerBot transaction”) which was calculated based on the Company's share price as of the MakerBot transaction date.

In exchange for 100% of MakerBot's outstanding capital stock, the Company issued 3.92 million ordinary shares, made tax withholding payments on behalf of certain shareholders in lieu of issuing 115 thousand shares, held back from issuing 655 thousand shares to secure the indemnification rights of Stratasys and issued Stratasys options in exchange for certain MakerBot options with a fully diluted equivalent of 73 thousand shares.

In addition, 655 thousand shares were held back after the MakerBot transaction date to secure the indemnification rights of the Company against any losses resulting from certain specified causes. During the second quarter of 2015, at the end of the hold-back period, the Company issued approximately 651 thousands shares to MakerBot's shareholders, following settlements of certain indemnification rights.

The MakerBot transaction is reflected in accordance with ASC Topic 805, “Business Combinations,” using the acquisition method of accounting with the Company as the acquirer. The total consideration transferred to effect the MakerBot transaction is as follows:

U.S. $ in thousands
Issuance of ordinary shares to MakerBot stockholders	$446,019
Tax withholding and other payments on behalf of MakerBot stockholders	12,163
Exchange of MakerBot stock options for the Company options	7,198
Earn-out at estimated fair value	28,270
Total consideration	$493,650

The $7.2 million fair value of the MakerBot stock options exchanged for Stratasys stock options was attributable to service prior to the MakerBot transaction date and was determined using the Stratasys share price on the MakerBot transaction date as an input to the Black-Scholes valuation model to determine the fair value of the options. The following assumptions were applied in determining the fair value of the exchanged MakerBot stock options:

Risk-free interest rate	0.36%
Expected option term	1.38 years
Expected price volatility	59.41%
Dividend yield	—
Weighted average merger date fair value	$92.73

The computation of expected volatility was based on historical volatility of the Company's stock. The expected option term was calculated in accordance with a combination of historical experience and the simplified method in ASC 718. The interest rate for periods within the expected life of the award is based on the U.S. Treasury yield curve in effect at the time of the MakerBot transaction.

In accordance with ASC Topic 805, the estimated earn-out obligations as of the MakerBot transaction date were included in the purchase price. The estimated fair value of the obligations is based on management's assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. Because the amount of the earn-out obligation is based on the Company's ordinary shares, changes in the price of the Company's ordinary shares through the earn-out determination date will change the dollar obligation. Management re-measured the fair value of the earn-out obligations at the end of each reporting period, with any changes in fair value being recorded in that period's statement of operations and comprehensive loss. The fair value was estimated based on a Monte Carlo simulation, under which many scenarios are computed to measure possible outcomes of the financial metrics and the likelihood of occurrence. The resultant probability-weighted financial metrics are then applied to the earn-out formula to determine the cash flows under the earn-out. Those cash flows were then discounted using rates of the yields for U.S. treasury bonds with similar terms to maturity.

     This earn-out obligation fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. Using this valuation technique, the fair value of the contractual obligation to pay the MakerBot earn-out was determined to be approximately $28.3 million at the MakerBot transaction date.

Under the transaction agreement, MakerBot stockholders were eligible for two earn-out payments. The first was for the six-month period ended December 31, 2013, which amounted to $10.8 million and which was paid in cash during April 2014. The second earn-out period was for the year ended December 31, 2014, for which MakerBot stockholders could qualify for a total payment of up to approximately 0.8 million of the Company's ordinary shares, depending on the level of achievement of financial metrics for the period. The second earn-out payment was not earned, thus there would be no additional payments or issuance of the Company's ordinary shares for MakerBot stockholders. During the year ended December 31, 2014, the Company recorded income of $18.3 million under change in fair value of obligations in connection with acquisitions in the Company's consolidated statements of operations and comprehensive income.

Certain MakerBot employees participated in a performance bonus plan adopted in connection with the MakerBot transaction. Participating employees were entitled, contingent on certain continuing employment conditions, to bonus payments of compensation that in the aggregate that are equal, dollar-for-dollar, to the actual amounts determined in the earn-out calculation. Accordingly, an amount of $10.8 million was earned in connection with the performance bonus plan for the first earn-out period. Since the second earn-out payment was not earned, the related bonus payments were not paid.

Under the acquisition method of accounting, the net tangible and intangible assets of MakerBot acquired were recorded at their fair values at the MakerBot transaction date. The allocation of the purchase price to assets acquired and liabilities assumed was as follows:

Allocation of
Purchase Price
U.S. $ in thousands
Cash and cash equivalents	$3,405
Accounts receivable - Trade	878
Accounts receivable - Other	923
Deferred tax assets	5,964
Inventories	10,314
Property, plant and equipment	4,658
Goodwill	372,008
Intangible assets	168,386
Other non-current assets	7,068
Total assets acquired	573,604
Accounts payable & other liabilities	6,581
Unearned revenue	4,075
Deferred tax liabilities	69,120
Other non-current liabilities	178
Total liabilities assumed	79,954
Net assets acquired	$493,650

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets:

	U.S. $ in thousands	Weighted Average Life (Years)
Developed technology	$43,227	5
Trade name	42,134	11
Customer relationships - Distributors	19,315	10
Customer relationships - Direct	3,435	1
Non-compete agreement	10,004	4
IPR&D - Printers	34,189	Indefinite
IPR&D - Peripherals	16,082	Indefinite
Total	$168,386

The fair values of the developed technology, in-process research and development (“IPR&D”), customer relationships and non-compete agreement were estimated using a discounted present value income approach. Under the income approach, an intangible asset's fair value is equal to the present value of future economic benefits to be derived from ownership of the asset. Indications of value are developed by discounting future net cash flows to their present value at market-based rates of return. The non-compete agreement restricts a key individual from competing with the Company for a period of four years from the MakerBot transaction date. The fair value of the trade name was estimated using an income approach, specifically known as the relief from royalty method. The relief from royalty method is based on the hypothetical royalty stream that would be received if the Company were to license the trade name and was based on expected revenues. The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets.

During the years ended December 31, 2015 and 2014 the Company recorded impairment charges of $108.7 million and $11.6 million, respectively, in order to reduce the carrying amount of those intangibles assets to their estimated fair value. As a result, the weighted average useful life of those intangibles assets has changed. For further information refer to note 8.

The goodwill recognized as a result of the MakerBot transaction is attributable primarily to the strategic and synergistic opportunities in the entry level portion of the additive manufacturing spectrum, expected corporate synergies and the assembled workforce. None of the goodwill recognized is deductible for income tax purposes.

During the years ended December 31, 2015 and 2014 the Company recorded impairment charges of $269.5 million and $102.5 million, respectively, in order to reduce the carrying amount of Makerbot's goodwill to its implied fair value. As a result, as of December 31, 2015, there were no remaining goodwill balance assigned to MakerBot. For further information refer to note 7.

The Company incurred $6.1 million of costs related to the MakerBot transaction that were expensed during 2013. These costs are included in selling, general and administrative costs in the Company's consolidated statements of operations and comprehensive income.

The unaudited pro forma condensed financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of MakerBot occurred on January 1, 2012, or of future results of the combined entities. The unaudited pro forma condensed combined financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.

Unaudited supplemental pro forma combined results of operations:

Year ended December 31, 2013

(U.S. $ in thousands, except per share data)

Net sales	$518,714
Net loss attributable to Stratasys Ltd	(23,928)
Net loss per ordinary share attributable to Stratasys Ltd.- basic	(0.54)
Net loss per ordinary share attributable to Stratasys Ltd.- diluted	$(0.54)

Adjustments for the unaudited supplemental pro forma combined results of operations are as follows:

Year ended December 31, 2013

(U.S. $ in thousands)

Increase in amortization of intangibles	$14,139
Adjust performance bonus expenses	(163)
Adjust expenses related to business combination (deal fees, inventory and deferred revenues step-up and earn-out revaluation)	(11,301)
Taxes related adjustments to the supplemental pro forma	(4,239)
$(1,564)

Actual MakerBot results of operations included in the Consolidated Results of Operations:

Year ended December 31, 2013
(U.S. $ in thousands)
Net sales	$35,603
Loss attributable to MakerBot	$(5,306)

MakerBot results of operations were included in the Company's consolidated statements of operations and comprehensive income commencing August 15, 2013.